                                                                    Exhibit 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
              $400,000,000 6 1/8% SENIOR SUBORDINATED NOTES DUE 2013
                                 IN EXCHANGE FOR
       NEW $400,000,000 6 1/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2013
                                       OF
                         L-3 COMMUNICATIONS CORPORATION

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Registered holders of outstanding 6 1/8% Senior Subordinated Notes due 2013 (the
"Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 6 1/8% Series B Senior Subordinated Notes due
2013 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of
Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.
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                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK




            By Mail:                  By Facsimile:            By Hand or Overnight Delivery:

      The Bank of New York       The Bank of New York              The Bank of New York
       Reorganization Unit      Attention: William Buckley          Reorganization Unit
   101 Barclay Street - 7 East       (212) 298-1915                 101 Barclay Street
       New York, NY 10286                                     Lobby Level - Corp. Trust Window
   Attention: William Buckley      Confirm Receipt of           Attention: William Buckley
                                   New York, NY 10286
                                 Facsimile by telephone

                                     (212) 815-5788

                                ----------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated June   , 2003 of L-3 Communications Corporation (the
"Prospectus"), receipt of which is hereby acknowledged.

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                                DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                                Name and Address         Certificate Number(s)
                              of Registered Holder       of Outstanding Notes
                              as it Appears on the       Tendered (or Account     Principal Amount
                               Outstanding Notes         Number at Book-Entry     Outstanding Notes
   Name of Tendering Holder     (Please print)                 Facility)              Tendered
--------------------------------------------------------------------------------------------------------

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

                                    SIGN HERE

Name of Registered
or Acting Holder:
                 ---------------------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name(s) (Please Print):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account
Number:
       -------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

Name of Firm:
             ------------------------       ------------------------------------
                                                  (authorized signature)

Address:                                    Title:
        -----------------------------             ------------------------------

                                            Name:
-------------------------------------            -------------------------------
             (zip code)                               (please type or print)

Area Code and
Telephone No.:                              Date:
              -----------------------            -------------------------------

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NOTE:  DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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